Consolidated Statements of Operations - USD ($)	9 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenue
Mobile	$ 54,236	$ 13,506
Software	14,733	95,715
Software maintenance and consulting	103,626	272,830
Total revenue	172,595	382,051
Operating expenses
Cost of revenue	11,720	23,834
Selling, general and administrative	167,378	201,885
Research and development	97,746	232,007
Total operating expenses	276,844	457,726
Income (loss) from operations	$ (104,249)	$ (75,675)
Other income (expense):
Gain on disposition of assets
Other expense
Interest income , net	$ 10,721	$ 17,136
Total other income	10,721	17,136
Income (loss) before income taxes	(93,528)	(58,539)
Income tax benefit	$ 37,302	$ 65,030
Net income	$ (56,226)	$ 6,491
Basic and diluted income per share	$ (0.000)	$ 0.000
Weighted average number of shares outstanding	150,826,544	140,499,657